Exhibit 32.2

                                  CERTIFICATION


          I, Michael J. Villano, the Chief Operating Officer, Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



Date      November 14, 2003             /s/    Michael J. Villano
                                        ----------------------------------------
                                        Michael J. Villano
                                        Chief Operating Officer, Chief Financial
                                        Officer, Vice President and Treasurer